EARNINGS PER COMMON SHARE (Tables)	6 Months Ended
Jun. 30, 2018
Earnings per share [abstract]
Disclosure of earnings per share

(US $ millions, except share and per share information, unless otherwise noted)	Q2 2018	Q2 2017	6 mos 2018	6 mos 2017
Earnings available to common shareholders	$174	$97	$269	$146
Common shares (millions):
Weighted average number of common shares outstanding	86.6	86.1	86.5	86.0
Dilutive stock options(1)	0.6	0.6	0.5	0.6
Diluted number of common shares	87.2	86.7	87.0	86.6
Earnings per common share:
Basic	$2.01	$1.13	$3.11	$1.70
Diluted	2.00	1.12	3.09	1.69
(1)Applicable if dilutive and when the weighted average daily closing share price for the period was greater than the exercise price for stock options. At period-end, there were nil stock options (July 1, 2017 – 0.1 million) that were not taken into account in the calculation of diluted earnings per share because their effect was anti-dilutive.